UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2010

CITADEL BROADCASTING CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-31740	51-0405729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

City Center West, Suite 400

7201 West Lake Mead Blvd.

Las Vegas, Nevada 89128

(Address of Principal executive offices, including Zip Code)

(702) 804-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01	Regulation FD Disclosure.

On December 20, 2009, Citadel Broadcasting Corporation (the “Company”), and certain of its subsidiaries (collectively the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Southern District of New York (the “Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code. In connection with the Chapter 11 cases, on February 3, 2010, the Debtors filed with the Court a proposed joint plan of reorganization (the “Plan”) and a related disclosure statement (the “Disclosure Statement”) pursuant to Chapter 11. Copies of the Plan and the Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively. Copies of the Plan and Disclosure Statement are also publicly available and may be accessed free of charge at the Debtors’ private website at http://www.kccllc.net/citadel. The information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Form 8-K. The furnishing of the information in this Item 7.01 will not be deemed an admission (i) as to the materiality or completeness of any information in this Form 8-K that is required to be disclosed solely by Regulation FD, or (ii) that investors should consider this information before making an investment decision with respect to the Company.

The Debtors recommend that its stakeholders refer to the limitations and qualifications included in the Plan and the Disclosure Statement, as applicable, with respect to the information contained therein. Information contained in the Plan and the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, actions of third parties, or otherwise.

Bankruptcy law does not permit solicitation of acceptances of the Plan until the Court approves the Disclosure Statement. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective only if it receives the requisite stakeholder approval and if confirmed by the Court. There can be no assurance that the Court will approve the Disclosure Statement, that the Debtors’ stakeholders will approve the Plan, or that the Court will confirm the Plan.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Joint Plan of Reorganization, filed February 3, 2010.

99.2	Disclosure Statement, filed February 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITADEL BROADCASTING CORPORATION

Date: February 9, 2010	By:	/S/ RANDY L. TAYLOR
		Name:	Randy L. Taylor
		Title:	Senior Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Plan of Reorganization, filed February 3, 2010.

99.2	Disclosure Statement, filed February 3, 2010.

4